PUTNAM UTILITIES GROWTH AND INCOME FUND

                                 FORM N-1A
                                  PART B

                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                            February 28, 1997   ,
                        as revised October 6, 1997

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the fund dated February 28, 1997, as revised from time to time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund.
Part II includes information about the fund and the other Putnam funds.

                             Table of Contents

         Part I                                            Page

         SECURITIES RATINGS. . . . . . . .  . . . . . . . . .I-3

         INVESTMENT RESTRICTIONS . . . . .  . . . . .I-        7

         CHARGES AND EXPENSES. . . . . . . .. . . . .I-        9

         INVESTMENT PERFORMANCE. . . . . . .. . . . I-        14

         ADDITIONAL OFFICERS . . . . . . . .. . . . I-        15

         INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS-
16

         Part II

         MISCELLANEOUS INVESTMENT PRACTICES. . . . . . .  . II-1

         TAXES . . . . . . . . . . . . . . . . . .. .         30

         MANAGEMENT. . . . . . . . . . . . . . . ..II-        36

         DETERMINATION OF NET ASSET VALUE. . . . ..II-        46

         HOW TO BUY SHARES . . . . . . . . . . . ..II-        47

         DISTRIBUTION PLANS. . . . . . . . . . . ..II-        59

         INVESTOR SERVICES . . . . . . . . . . . ..II-        61

         SIGNATURE GUARANTEES. . . . . . . . . . ..II-        66

         SUSPENSION OF REDEMPTIONS . . . . . . . ..II-        67

         SHAREHOLDER LIABILITY . . . . . . . . . ..II-        67

         STANDARD PERFORMANCE MEASURES . . . . . ..II-        67

         COMPARISON OF PORTFOLIO PERFORMANCE . . ..II-        69

         DEFINITIONS . . . . . . . . . . . . . . ..II-        73

                                    SAI
                                  PART I

SECURITIES RATINGS

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's

Bonds

AAA -- Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB-B-CCC-CC-C -- Debt rated `BB', `B', `CCC', `CC' and `C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. `BB' indicates the lowest degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B -- Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC -- Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC -- The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C -- The rating `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D -- Bonds rated `D' are in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

   BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

INVESTMENT RESTRICTIONS

As fundamental investment         restrictions, which may not be
changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

(9) Purchase securities (other than securities of the U.S.
government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except for any of the public utilities industries.

Although certain of the fund's fundamental investment restrictions permit it to borrow money to a limited extent, the fund does not currently intend to do so and did not do so last year. In addition, the fund has no present intention of investing in collateralized mortgage obligations.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund
shares         are represented at the meeting in person or by
proxy.

It is contrary to the fund's present policy, which may be changed without shareholder approval, to:

    Invest in (a) securities which are not readily marketable,
(b) securities restricted as to resale (excluding securities determined by the fund's Trustees (or the person designated by the fund's Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b) and (c) above.

                           ---------------------

All percentage limitations on investments (other than pursuant to
the non-fundamental restriction        ) will apply at the time
of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                           ---------------------

CHARGES AND EXPENSES

Management Fees

Under a Management Contract dated February 20, 1997 the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter at the annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter. For the past three fiscal years, pursuant to a management contract in effect prior to February 20, 1997, under which the management fee payable to Putnam Management was paid at the rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion, the fund incurred the following fees:

Fiscal                            Management
year                               fee paid

1996                              $7,706,433
1995                              $6,896,797
1994                              $7,207,214

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

Fiscal                            Brokerage
year                              commissions

1996                              $2,273,205
1995                              $2,203,899
1994                              $2,780,131

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management considered to be particularly useful to it and its affiliates:

Dollar
value             Percent of
of these          total           Amount of
transactions      transactions    commissions

$659,508,812         54.50%       $1,351,793

Administrative expense reimbursement

The fund reimbursed Putnam Management         for administrative
services during fiscal 1996, including         compensation of
certain fund officers and contributions to the Putnam
Investments, Inc. Profit Sharing Retirement Plan for their benefit, as follows:

                                            Portion of total
                                           reimbursement for
                                              compensation
                           Total                   and
                       reimbursement          contributions

                          $23,946                $21,096

Trustee fees

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 1996 and the fees paid to each Trustee by all of the Putnam funds during calendar year 1996:

COMPENSATION TABLE

                                             Pension or
Estimated          Total
                            Aggregate        retirement
annual benefits   compensation
                         compensation  benefits accrued
from all       from all
                             from the        as part of
Putnam funds         Putnam
 Trustees/Year                fund(1)  fund expenses(2)  upon
retirement(3)       funds(4)

Jameson A. Baxter/1994         $2,777           $0
$85,646         $172,291
Hans H. Estin/1972              2,767            0
85,646          171,291
John A. Hill/1985 (5)           2,757            0
85,646          170,791
Ronald J. Jackson/1996(5)(6)    1,105            0
85,646           94,807
Elizabeth T. Kennan/1992        2,767            0
85,646          171,291
Lawrence J. Lasser/1992         2,751            0
85,646          169,791
Robert E. Patterson/1984        2,919            0
85,646          182,291
Donald S. Perkins/1982          2,757            0
85,646          170,291
William F. Pounds/1971(7)       2,994            0
85,646          197,292
George Putnam/1957              2,767            0
85,646          171,291
George Putnam, III/1984         2,767            0
85,646          171,291
A.J.C. Smith/1986               2,751            0
85,646          169,791
   W. Thomas Stephens/1997(8)       --              -

---              ---
W. Nicholas Thorndike/1992      2,905            0
85,646          181,291
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(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the
Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee
Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Mr. Hill and Mr.
Jackson as of October 31, 1996 were $4,259 and $1,075, respectively, including income earned on such amounts.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.
   (8) Elected as a Trustee in September 1997.

Under a Retirement Plan for Trustees of the Putnam funds (the
"Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of
(i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the
Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a
Trustee at the time of such termination or amendment, or (ii) to
which a current Trustee would have been entitled         had he
or she retired immediately prior to such termination or
amendment.

For additional information concerning the Trustees, see
"Management" in Part II of this SAI.

Share ownership

At January 31, 1997, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, to the knowledge of the fund no person owned of record or beneficially 5% or more of any class of shares of the fund.

Distribution fees

During fiscal 1996, the fund paid the following 12b-1 fees to Putnam Mutual Funds:

      Class A       Class B         Class M

    $1,526,421    $6,052,632        $29,340


Class A sales charges and contingent deferred sales charges

Putnam Mutual Funds received sales charges with respect to class
A shares in the following amounts during the periods indicated:


              Sales charges
           retained by Putnam     Contingent
       Total  Mutual Funds         deferred
Fiscal front-end  after              sales
 year sales chargesdealer concessionscharges

1996             $1,684,972       $261,597             $15
1995             $1,544,278       $228,221             $3,615
1994             $2,527,158       $359,378             $15,127


Class B contingent deferred sales charges

Putnam Mutual Funds received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fiscal                                  Contingent deferred
year                                       sales charges

1996                                         $967,558
1995                                         $1,245,265
1994                                         $688,162

Class M sales charges

Putnam Mutual Funds received sales charges with respect to class
M shares in the following amounts during the periods indicated:

                                               Sales charges
                                            retained by Putnam
                                               Mutual Funds
                      Total                       after
Fiscal year       sales charges             dealer concessions

   1996              $45,864                      $7,902
   1995              $26,292                      $3,745

Investor servicing and custody fees and expenses

During the 1996 fiscal year, the fund incurred $1,910,711 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

INVESTMENT PERFORMANCE

Standard performance measures

                  Class A      Class B       Class M
Inception date:  11/19/90      4/27/92       3/1/95

Annualized
total return
(for periods ended 5/31/97)
-----------------------------------------------------------------
1 year            10.48%        11.35%        12.74%
5 years           11.48         11.73         11.50
Life of         fund            11.07         11.26      10.93

Yield
(period ended 5/31/97)
30-day
Yield              3.23%         2.69%         2.81%

        Returns for class A and class M shares reflect the
deduction of the current maximum initial sales         charges of
        5.75% for class A shares and 3.50%        for class M
shares.

Returns for class B shares         reflect the deduction of the
applicable contingent deferred sales charge ("CDSC")        which
is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter.

Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the deduction of the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares.

Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

See "Standard Performance measures" in Part II of this SAI for information on how performance is calculated.

ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President
of the fund and         certain of the other Putnam funds, the
total number of which is noted parenthetically.  Officers of
Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

Officer Name (Age) (Number of funds)



Brett C. Browchuk        (34) (53 funds).  Managing Director of
Putnam Management.  Prior to April, 1994, Mr. Browchuk was
Managing Director at Fidelity Investments.

        Ian C. Ferguson (40) (56 funds).  Senior Managing
Director.  Prior to April, 1996, Mr. Ferguson was CEO at Hong
Kong Shanghai Banking Corporation.

Christopher A. Ray        (34) (2 funds).  Senior Vice President
of Putnam Management.  Prior to December, 1992, Mr. Ray was Vice
President and Portfolio Manager at Scudder, Stevens & Clark, Inc.

Thomas V. Reilly (50) (15 funds).  Managing Director of Putnam
Management.

Sheldon N. Simon        (40) (4 funds).  Senior Vice President of
Putnam Management.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts 02109, are the fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the Fund's Annual
Report for the fiscal year ended October 31, 1996, filed electronically on December 31, 1996 (File No. 811-5889), are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.




                             TABLE OF CONTENTS


MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . .
 . . . II-1

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
II-

   30

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .
II-   36

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . .
II-   46

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . .
II-   47

DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . .
II-   59

INVESTOR SERVICES. . . . . . . . . . . . . . . . . . . . . . .
II-   61

SIGNATURE GUARANTEES . . . . . . . . . . . . . . . . . . . . .
II-   66

SUSPENSION OF REDEMPTIONS. . . . . . . . . . . . . . . . . . .
II-   67

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . .
II-   67

STANDARD PERFORMANCE MEASURES. . . . . . . . . . . . . . . . .
II-   67

COMPARISON OF PORTFOLIO PERFORMANCE. . . . . . . . . . . . . .
II-   69

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .
II-   73


                             THE PUTNAM FUNDS
                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                  PART II

The following information applies generally to your fund and to the other Putnam funds. In certain cases the discussion applies to some but not all of the funds or their shareholders, and you should refer to your prospectus to determine whether the matter is applicable to you or your fund. You will also be referred to
Part I for certain information applicable to your particular fund. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENT PRACTICES

Your fund's prospectus states which of the following investment practices are available to your fund. The fact that your fund is authorized to engage in a particular practice does not necessarily mean that it will actually do so. You should disregard any practice described below which is not mentioned in the prospectus.

Short-term Trading

In seeking the fund's

   objective(s)    , Putnam Management will
buy or sell portfolio securities whenever Putnam Management
believes it appropriate to do so.  In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security.  From time to time the fund will buy securities intending to seek short-term trading profits.  A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund.  This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities.  If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income.  As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds.  Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of
portfolio securities to the monthly average of the value of
portfolio securities -- excluding securities whose maturities at acquisition were one year or less.  The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

   Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's
"investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's
"conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security.
Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities
(commonly known as "junk bonds"), to the extent described in the prospectus. The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities.
In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the prospectus or Part I of this SAI for a description of security ratings.

Like those of other fixed-income securities, the values of
lower-rated securities fluctuate in response to changes in
interest rates.  A decrease in interest rates will generally result in an increase in the value of the fund's assets.
Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline.  The values of lower-
rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries.
Negative publicity or investor perceptions may also adversely
affect the values of lower-rated securities.   Changes by
recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the value of portfolio securities
generally will not affect income derived from these securities, but will affect the fund's net asset value.  The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, Putnam
Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment
objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be
invested in securities    of     which the fund, by itself or
together with other funds and accounts managed by Putnam
Management    or     its affiliates, holds all or a major
portion.  Although Putnam Management generally considers such securities to be liquid because of the availability of an
institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when
Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.  Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.  In order to
enforce its rights in the event of a default    of     such
securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets
securing the issuer's obligations on such securities.  This could increase the fund's operating expenses and adversely affect the fund's net asset value.  In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt.  The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.  In addition, the fund's intention to qualify as a "regulated investment company"
under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

If the fund's prospectus describes so-called "zero-coupon" bonds and "payment-in-kind" bonds as possible investments, the fund may invest without limit in such bonds unless otherwise specified in the prospectus. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments.
Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This may be particularly true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Investments in Miscellaneous Fixed-Income Securities

Unless otherwise specified in the prospectus or elsewhere in this SAI, if the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Private Placements

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

Loan Participations

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which the fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the
borrower.  The failure by the fund to receive scheduled interest
   or     principal payments on a loan participation would
adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value.  Banks and other lending
institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending
syndicate.  In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers.  Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional
borrowing requirements or debt maturity schedules, changing
financial conditions, and responsiveness to changes in business conditions and interest rates.  Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on
Putnam Management's        , and         the original lending
   institution's, credit analysis     of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests.
In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest, and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam
Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Mortgage Related Securities

The fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid.
If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time
("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Repurchase Agreements

The fund may enter into repurchase agreements up to the limit specified in the prospectus. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price.
Similarly, if the fund were to write a put option based on Putnam
Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration.
If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally.
In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing
Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing
Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Futures Contracts and Related Options

Subject to applicable law, and unless otherwise specified in the prospectus, the fund may invest without limit in the types of futures contracts and related options identified in the prospectus for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the
"CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions.
Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts.  The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to
terminate existing positions.     In return for the premium paid,
options     on future contracts give the purchaser the right
        to assume a position in a futures contract at the
specified option exercise price at any time during the period of the option.  The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures
contracts.  For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts.  Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase.  Such options generally operate in the same manner as options purchased or written directly on the underlying
investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options.
Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates.
Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options.  U.S.
Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S.
Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price
Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x
$150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Foreign Investments

The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of
assets, imposition of currency exchange controls   , foreign
withholding taxes     or restrictions on the repatriation of
foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and
special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased in connection
with investments in "emerging markets."   For example, political
and economic structures in these countries may be in their
infancy and developing rapidly, and such countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries.  Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private
companies.  High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries.  Investments in emerging markets may be considered speculative.

   The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of the fund's investments in emerging markets and the availability to the fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

Unless otherwise specified in the prospectus or Part I of this
SAI, the fund may engage without limit in currency exchange
transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to
   manage its exposure to foreign currencies    .  In addition,
the fund may write covered call and put options on foreign
currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and
"position hedging."     The fund may also engage in foreign
currency transactions for non-hedging purposes, subject to
applicable law.      When it engages in transaction hedging, the
fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities.  The fund will engage in transaction hedging when it desires to "lock in" the
U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency.  By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S.
dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.
The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the
currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments).  For position hedging
purposes, the fund may purchase or sell   , on exchanges or in
over-the-counter markets,     foreign currency futures contracts,
foreign currency forward contracts and options on foreign
currency futures contracts and on foreign currencies        .  In
connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market
(and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time.
Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions" above.

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

   The fund may also engage in non-hedging currency transactions.
For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions.
Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.  Forward
contracts may be in any    amount     agreed upon by the parties
rather than predetermined amounts.  Also, forward foreign
exchange contracts are traded directly between currency traders so that no intermediary is required.  A forward contract
generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit
("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Restricted Securities

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the funds' Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

TAXES

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)        distribute with respect to each taxable year at least
90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year;
and

   (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S.
government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

   In addition, until the start of the fund's first tax year beginning after August 5, 1997, the fund must derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months in order to qualify as a regulated investment company.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending
October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts.
A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

   Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains (that is, the excess of net gains from captial assets held more than one year over net losses from capital assets held for not more than one year). One rate (generally
28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains").
Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax.
Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal
Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions.  If the fund engages in hedging
transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will
be subject to special tax rules (including    constructive
sale,     mark-to-market, straddle, wash sale, and short sale
rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, or convert short-term capital losses into long-term capital losses.  These rules could
therefore affect the amount, timing and character of
distributions to shareholders.  The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Under the 30% of gross income test described above (see "Taxation of the fund"), the fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions
(including hedging transactions in options and futures) that in some circumstances could cause certain fund assets to be treated as held for less than three months.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated
"earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain.
A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to
permit shareholders to claim a credit or deduction on their
income tax returns for their pro rata portion of qualified taxes
paid by the fund to foreign countries    in respect of foreign
securities the fund has held for at least the minimum period
specified in the Code    .  In such a case, shareholders will
include in gross income from foreign sources their pro rata
shares of such taxes.  A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or
deduction for the amount of such taxes.     In particular,
shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15
additional days during the 30-day period surrounding the ex-
dividend date to be eligible to claim a foreign tax credit with
respect to a given dividend.      Shareholders who do not itemize
on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent.
Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares.  The sale, exchange or redemption of fund shares may give rise to a gain or loss.  In general, any
gain         realized upon a taxable disposition of shares will
   not     be treated as    mid    -term capital gain         if
the shares have been held for more than 12 months   but not more
than 18 months, as adjusted net capital gains if the shares have been held for more than 18 months.  Otherwise the gain on the sale, exchange or redemption of fund shares will be treated
as short-term capital gain    .  In general, any loss realized
upon a taxable disposition of shares will be treated as long-term loss if the shares have been held for more than 12 months, and
otherwise as short-term capital gains    .  However, if a
shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.  In addition, any loss (not already disallowed as
provided in the preceding sentence) realized upon a taxable
disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-
term capital gain distributions received by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct
TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect.
An individual's taxpayer identification number is his or her social security number.

MANAGEMENT

Trustees Name (Age)

*+George Putnam    (71)    , Chairman and President.  Chairman
and Director of Putnam Management and Putnam Mutual Funds.
Director,         Freeport-McMoRan, Inc., Freeport Copper and
Gold, Inc., McMoRan Oil and Gas, Inc., General Mills, Inc.,
Houghton Mifflin Company   and     Marsh & McLennan Companies,
Inc.

+William F. Pounds    (69)    , Vice Chairman.  Professor of
Management, Alfred P. Sloan School of Management, Massachusetts
Institute of Technology.  Director of         IDEXX Laboratories,
Inc., Perseptive Biosystems, Inc., Management Sciences for
Health, Inc., and Sun Company, Inc.

Jameson A. Baxter    (54)    , Trustee. President, Baxter
Associates, Inc. (a management and financial consultant).
Director of Avondale Federal Savings Bank, ASHTA Chemicals, Inc.
and Banta Corporation.  Chairman Emeritus of the Board of
Trustees, Mount Holyoke College.

+Hans H. Estin    (69),     Trustee.     Chartered Financial
Analyst and     Vice Chairman, North American Management Corp. (a
registered investment adviser).

John A. Hill    (55)    , Trustee.  Chairman and Managing
Director, First Reserve Corporation (a registered investment adviser).  Director, Maverick Tube Corporation, PetroCorp
Incorporated, Snyder Oil Corporation,    TransMontaingne Oil
Company,     Weatherford Enterra, Inc. (an oil field service
company) and various    private companies owned by First Reserve
Corporation and various     First Reserve Funds.

Ronald J. Jackson    (53)    , Trustee.  Former Chairman,
President and Chief Executive Officer of Fisher-Price, Inc.,
Director of Safety 1st, Inc.,  Trustee of Salem Hospital and the
Peabody Essex Museum.

Elizabeth T. Kennan    (59)    , Trustee.  President Emeritus and
Professor, Mount Holyoke College.  Director, the Kentucky Home
Life Insurance Companies, NYNEX Corporation, Northeast Utilities
and Talbots.

*Lawrence J. Lasser    (54)    , Trustee and Vice President.
President, Chief Executive Officer and Director of Putnam
Investments, Inc. and Putnam Investment Management, Inc.
Director of Marsh & McLennan Companies, Inc.    and the United
Way of Massachusetts Bay.

+Robert E. Patterson    (52)    , Trustee.  Executive Vice
President and Director of Acquisitions, Cabot Partners Limited
Partnership (a registered investment adviser)    and
Massachusetts Industrial Finance Agency.

*Donald S. Perkins    (70)    , Trustee.  Director of various
corporations, including AON Corp., Cummins Engine Company, Inc.,
Current Assets L.L.C.       , LaSalle Street Fund, Inc.   ,
LaSalle U.S. Realty Income and Growth Fund, Inc.    , Lucent
Technologies Inc.,    Ryerson Tull, Inc. (a steel service
corporation)     Springs Industries, Inc. (a textile
manufacturer), and Time Warner Inc.

*#George Putnam III    (46)    , Trustee.  President, New
Generation Research, Inc. (publisher of bankruptcy information)
and New Generation Advisers, Inc. (a registered investment
adviser).     Director, Massachusetts Audubon Society and The
Boston Family Office, L.L.C. (a registered investment adviser).

W. Thomas Stephens (55), Trustee.  President and Chief Executive
Officer of MacMillan Bloedel Ltd. Director, Mail-Well Inc. (a supplier of envelopes and high-quality printing services), Qwest
Communications (a fiber optics manufacturer), The Eagle Picher
Trust (a trust etablished to fund the settlement of asbestos-rerlated claims) and New Century Energies (a public utlity company).

*A.J.C. Smith    (63)    , Trustee.  Chairman and Chief Executive
Officer, Marsh & McLennan Companies, Inc.  Director, Trident
Corp.

W. Nicholas Thorndike    (64)    , Trustee.  Director of various
corporations and charitable organizations, including Courier
Corporation, Data General Corporation, Bradley Real Estate, Inc.,
and Providence Journal Co.    and Courier Corporation.

Officers Name (Age)

Charles E. Porter    (59)    , Executive Vice President.
Managing Director of Putnam Investments, Inc. and Putnam
Management.

Patricia C. Flaherty    (50)    , Senior Vice President.  Senior
Vice President of Putnam Investments, Inc. and Putnam Management.

William N. Shiebler    (55)    , Vice President.  Director and
Senior Managing Director of Putnam Investments, Inc.  President
and Director of Putnam Mutual Funds.

Gordon H. Silver    (50)    , Vice President.  Director and
Senior Managing Director of Putnam Investments, Inc. and Putnam
Management.

John R. Verani    (58)    , Vice President.  Senior Vice
President of Putnam Investments, Inc. and Putnam Management.

Paul M. O'Neil    (44)    , Vice President.  Vice President of
Putnam Investments, Inc. and Putnam Management.

John D. Hughes    (62)    , Senior Vice President and Treasurer.

Beverly Marcus    (53)    , Clerk and Assistant Treasurer.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual Funds.

+Members of the Executive Committee of the Trustees.  The
Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

#George Putnam, III is the son of George Putnam.

                             -----------------

Certain other officers of Putnam Management are officers of the fund. See "Additional officers" in Part I of this SAI. The mailing address of each of the officers and Trustees is One Post
Office Square, Boston, Massachusetts 02109.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.  Prior to 1993, Mr. Jackson was
Chairman of the Board, President and Chief Executive Officer of
Fisher-Price, Inc.  Prior to    1996, Mr. Stephens was Chairman
of the Board of Directors,     President and    Chief Executive
Officer of Johns Manville     Corporation.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms.  Putnam Management's staff of experienced
portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio.  By pooling an
investor's money with that of other investors, a greater variety of securities can be purchased than would be the case
individually; the resulting diversification helps reduce
investment risk. Putnam Management has been managing mutual funds since 1937.  Today, the firm serves as the investment manager for
the funds in the Putnam Family, with    nearly $160     billion
in assets in over    8     million shareholder accounts at
   June 30, 1997    .  An affiliate, The Putnam Advisory Company,
Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500
companies.  Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its
banking and fiduciary powers.  At    June 30, 1997    , Putnam
Management and its affiliates managed nearly    $207     billion
in assets, including over    $18     billion in tax-exempt
securities and over    $51     billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust
Company are subsidiaries of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan
Companies, Inc., a publicly-owned holding company whose principal operating subsidiaries are international insurance and reinsurance brokers, investment managers and management consultants.

Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh &
McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam
Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam
Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management
Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective.  The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan.  For the purpose of determining any such limitation on
Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses.  The terms of any
expense limitation from time to time in effect are described in
        the prospectus    and/or     Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam
Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses.
The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam
Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management
Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment
Company Act of 1940.

Personal Investments by Employees of Putnam Management

Employees of Putnam Management are permitted to engage in personal securities transactions, subject to requirements and restrictions set forth in Putnam Management's Code of Ethics.
The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the funds. Among other things, the Code of Ethics, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal
Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each.
There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements.
Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts.
Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam
Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam
Management and its affiliates receive these services even though
Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers.
In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services"
(as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam
Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam
Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract.
Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Rules of    Conduct     of the National
Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of
broker-dealers to execute portfolio transactions for the fund.

Principal Underwriter

Putnam Mutual Funds is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam
Mutual Funds is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Mutual Funds.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust
Company ("PFTC"), is the fund's investor servicing agent
(transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam
Investor Services won the DALBAR Quality Tested Service Seal in
1990, 1991, 1992, 1993, 1994 and 1995.  Over 10,000 tests of 38 separate shareholder service components demonstrated that Putnam
Investor Services tied for highest scores, with two other mutual fund companies, in all categories.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses
PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the
"Exchange") is open.  Currently, the Exchange is closed
Saturdays, Sundays and the following holidays: New Year's Day,
   Rev. Dr. Martin Luther King, Jr. Day,     Presidents' Day,
Good Friday, Memorial Day, the Fourth of July, Labor Day,
Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently
4:00 p.m.  However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on
U.S. government and other fixed-income securities and index
options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities.
Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange.
Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment
Company Act of 1940.

HOW TO BUY SHARES

General

The prospectus contains a general description of how investors may buy shares of the fund and states whether the fund offers more than one class of shares. This SAI contains additional information which may be of interest to investors.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds).  As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares.  The prospectus contains a table of applicable sales charges.  For information about how to purchase class A or class
M shares of a Putnam fund at net asset value through an
   employer-sponsored retirement     plan, please consult your
employer.  Certain purchases of class A shares and class M shares may be exempt from a sales charge or, in the case of class A shares, may be subject to a contingent deferred sales charge
("CDSC").  See "General--Sales without sales charges or
contingent deferred sales charges," "Additional Information About
Class A and Class M shares," and "Contingent Deferred Sales
Charges--Class A shares."

Class B shares and class C shares are sold subject to a CDSC payable upon redemption within a specified period after purchase.
The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class A shares at the end of the month eight years after the purchase date. Class
B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class
B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans. See the prospectus that offers class Y shares for more information.
Certain purchase programs described below are not available to defined contribution plans. Consult your employer for information on how to purchase shares through your plan.

The fund is currently making a continuous offering of its shares.
The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, (ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Mutual Funds.

As a convenience to investors, shares may be purchased through a systematic investment plan.  Pre-authorized monthly bank drafts for a fixed amount (at least $25) are used to purchase fund
shares at the applicable public offering price next determined after Putnam Mutual Funds receives the proceeds from the
draft   .  A shareholder may choose any day of the month and, if
a given month (for example, February) does not contain that
particular date, or if the date falls on a weekend or holiday,
the draft will be processed on     the next business day        .
Further information and application forms are available from investment dealers or from Putnam Mutual Funds.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Payment in securities. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form.
The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Mutual Funds. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam
Mutual Funds.

Sales without sales charges or contingent deferred sales charges.
The fund may sell shares without a sales charge or CDSC to:

     (i) current and retired Trustees of the fund; officers of the fund; directors and current and retired U.S. full-time employees of Putnam Management, Putnam Mutual Funds, their parent corporations and certain corporate affiliates;
     family members of and employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

     (ii)    employer-sponsored retirement     plans, for the
     repurchase of shares in connection with repayment of plan
     loans made to plan participants (if the sum loaned was
     obtained by redeeming shares of a Putnam fund sold with a
     sales charge) (not offered by tax-exempt funds);

     (iii) clients of administrators of tax-qualified
        employer-sponsored retirement     plans which have
     entered into agreements with Putnam Mutual Funds (not
     offered by tax-exempt funds);

     (iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Mutual
     Funds; employees of financial institutions having sales agreements with Putnam Mutual Funds or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their spouses and children under age 21 (Putnam Mutual
     Funds is regarded as the dealer of record for all such accounts);

     (v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

     (vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

     (vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial planners who have entered into agreements with Putnam Mutual Funds with respect to such accounts.

In addition, the fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies, and the CDSC will be waived on redemptions of shares arising out of death or post-purchase disability or in connection with certain
withdrawals from IRA or other retirement plans.  Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.  The fund may sell class M shares at net asset value to members of qualified groups.  See
"Group purchases of class A and class M shares" below.     Class
A shares are available without an initial sales charge to
eligible employer-sponsored retirement plans, as described
below.

Payments to dealers. Putnam Mutual Funds may, at its expense, pay concessions in addition to the payments disclosed in the prospectus to dealers which satisfy certain criteria established from time to time by Putnam Mutual Funds relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

Additional Information About Class A and Class M Shares

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Mutual
Funds will give dealers ten days' notice of any changes in the dealer discount. Putnam Mutual Funds retains the entire sales charge on any retail sales made by it.

Putnam Mutual Funds offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

Combined purchase privilege. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

     (i) an individual, or a "company" as defined in Section
     2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

     (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

     (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the
     "Code"));

     (iv) tax-exempt organizations qualifying under Section
     501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a
     "403(b) plan") of the Code; and

     (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Mutual Funds.

Cumulative quantity discount (right of accumulation). A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

     (i) the investor's current purchase; and

     (ii) the maximum public offering price (at the close of business on the previous day) of:

             (a) all shares held by the investor in all of the Putnam funds (except money market funds); and

             (b) any shares of money market funds acquired by exchange from other Putnam funds; and

     (iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Mutual Funds with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor
Services when making direct cash investments.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund
(excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention
(plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Mutual Funds in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Mutual
Funds or from investment dealers. Interested investors should read the Statement of Intention carefully.

Group purchases of class A and class M shares. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price
(4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Mutual Funds, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Mutual Funds or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class
A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge;
(iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months;
and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor
Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Mutual Funds or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Mutual Funds. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

   Qualified     benefit plans; Individual account plans.  The
   terms "class A qualified     benefit plan"    and "class M
qualified benefit plan" mean any employer-sponsored     plan or
arrangement, whether or not tax-qualified,    for which Putnam
Fiduciary Trust Company or its affiliates provide recordkeeping
or other services in connection with     the purchase of class A
shares    or class M shares, respectively    .  The term
"affiliated employer" means employers who are affiliated with each other within the meaning of Section 2(a)(3)(C) of the
Investment Company Act of 1940.  The term "individual account plan" means any employee benefit plan whereby (i) class A shares are purchased through payroll deductions or otherwise by a
fiduciary or other person for the account of participants who are employees (or their spouses) of an employer, or of affiliated employers, and (ii) a separate investing account is maintained in the name of such fiduciary or other person for the account of each participant in the plan.

The table of sales charges in the prospectus applies to sales to employer-sponsored retirement plans that are not class A
qualified     benefit plans, except that the fund may sell class
A shares at net asset value to employee benefit plans, including individual account plans, of employers or of affiliated employers which have at least 750 employees to whom such plan is made
available, in connection with a payroll deduction system of plan funding (or other system acceptable to Putnam Investor Services)
by which contributions or account information for plan
participation are transmitted to Putnam Investor Services by methods acceptable to Putnam Investor Services.  The fund may
also sell class A shares at net asset value to    employer-
sponsored     retirement plans    that initially invest at least
$1 million in the fund or that have     at least 200 eligible
employees   .  In addition,     the fund may sell class M shares
at net asset value to    class M     qualified    benefit
plans.

   An employer-sponsored     retirement plan participating in a
"multi-fund" program approved by Putnam Mutual Funds may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value based on the size of the
purchase as described in the prospectus.  These investments will also be included for purposes of the discount privileges and programs described above.

Additional information about         qualified    benefit
plans and individual account plans is available from investment dealers or from Putnam Mutual Funds.

Contingent Deferred Sales Charges   ; Commissions

Class A shares.     Except as described below, a CDSC of 0.75%
(1.00% in the case of plans for which Putnam Mutual Funds and its affiliates do not act as trustee or record-keeper) of the total
amount redeemed is imposed on redemptions of     shares purchased
   by class A     qualified    benefit plans if, within two years
of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases.  Thereafter, such plan is no longer liable for any CDSC.  The two-year CDSC applicable to class A qualified benefit plans for which Putnam Mutual Funds or its affiliates serve as trustee or recordkeeper ("full service plans") is 0.50% of the total amount redeemed, for full service
plans     that initially    invest at least $5 million but
less than    $10     million in Putnam funds and other
investments managed    by     Putnam Management or its affiliates
   ("Putnam Assets"), and is 0.25% of the total amount redeemed
for full service plans that     initially    invest at least $10
million but less than $20 million in Putnam Assets.  Class A qualified benefit plans that initially invest at least $20
million in Putnam Assets, or whose dealer of record has, with
Putnam Mutual Funds' approval, waived its commission or agreed to refund its commission to Putnam Mutual Funds in the event a CDSC would otherwise be applicable, are not subject to any
CDSC    .

    Similarly, class A shares purchased at net asset value by any
investor other than a    class A     qualified    benefit
plan    , including purchases pursuant to any Combined Purchase
Privilege, Right of Accumulation or Statement of Intention, are
subject to a CDSC of 1.00% or 0.50%, respectively, if redeemed
within the first or second year after purchase   , unless the
dealer of record waived its commission with Putnam Mutual Funds'
approval    .  The class A CDSC is imposed on the lower of the
cost and the current net asset value of the shares redeemed.

   Except as described below for sales to class A     qualified
   benefit plans            , Putnam Mutual Funds pays investment
dealers of record commissions on sales of class A shares of $1
million or more    and sales to employer-sponsored benefit plans
that have at least 200 eligible employees and that are not class
A qualified benefit plans     based on         cumulative
purchases of such shares, including purchases pursuant to any
Combined Purchase Privilege, Right of Accumulation or Statement
of Intention, during the one-year period beginning with the date of the initial purchase at net asset value.  Each subsequent one-
year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period.  Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25%
thereafter.

    On sales at net asset value to a    class A     qualified
   benefit plan    , Putnam Mutual Funds pays commissions    to
the dealer of record at the time of the sale on net monthly
purchases at the following rates:      1.00% of the first
   $1     million,    0.75%     of the next $1 million    , 0.50%
of the next $3 million, 0.20% of the next $5 million, 0.15% of the next $10 million, 0.10% of the next $10 million and 0.05%
thereafter, except that commissions on sales    to class A
qualified benefit plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam
Management or its affiliates pursuant to a proposal made by
Putnam Mutual Funds on or before April 15, 1997     are based on
cumulative purchases    over a one-year measuring period     at
the rate of 1.00% of the    first $2     million   , 0.80% of the
next $1 million,     and 0.50% thereafter.  On sales at net asset
value to all other    class A     qualified    benefit plans
receiving proposals from Putnam Mutual Funds on or before April
15, 1997    , Putnam Mutual Funds pays commissions on the initial
investment and on subsequent net quarterly sales (gross sales minus gross redemptions during the quarter) at the rate of 0.15%.
Money market fund shares are excluded from all commission
calculations, except for determining the amount initially
invested by a         qualified    benefit     plan.  Commissions
on sales at net asset value to such plans are subject to Putnam
Mutual Funds' right to reclaim such commissions if the shares are redeemed within two years.

Different CDSC and commission rates may apply to shares purchased
   prior to December 1, 1995    .

All shares. Investors who set up an Automatic Cash Withdrawal
Plan ("ACWP") for a share account (see "Plans available to shareholders -- Automatic Cash Withdrawal Plan") may withdraw through the ACWP up to 12% of the net asset value of the account
(calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached.
The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an ACWP and recalculated thereafter on a pro rata basis at the time of each ACWP payment.
Therefore, shareholders who have chosen an ACWP based on a percentage of the net asset value of their account of up to 12% will be able to receive ACWP payments without incurring a CDSC.
However, shareholders who have chosen a specific dollar amount
(for example, $100 per month from a fund that pays income distributions monthly) for their periodic ACWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account.
For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments).
However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive
$94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This
ACWP privilege may be revised or terminated at any time.

No CDSC is imposed on shares of any class subject to a CDSC
("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or
(iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges
(including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust). Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time. Additional waivers may apply to IRA accounts opened prior to February 1, 1994.

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified
Trustees"), cast in person at a meeting called for that purpose.
All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.
A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

        Putnam Mutual Funds    pays service fees to
qualifying     dealers    at the rates set forth in the
Prospectus, except with respect to shares held by class A
qualified benefit plans.  Putnam Mutual Funds pays service fees to the dealer of record for plans for which Putnam Fiduciary
Trust or its affiliates serve as trustee and recordkeeper at the
following annual rates (expressed as a percentage of     the
average net asset value    (as defined below) of the plan's class
A shares):  0.25% of the first $5 million, 0.20% of the next $5 million, 0.15% of the next $10 million, 0.10% of the next $30 million, and 0.05% thereafter.  For class A qualified benefit plans for which Putnam Fiduciary Trust Company or its affiliates provide some services but do not act as trustee and recordkeeper,
Putnam Mutual Funds will pay service fees to the dealer of record of up to 0.25% of average net assets, depending on the level of service provided by Putnam Fiduciary Trust Company or its
affiliates, by     the dealer of record,    and by third parties.
Service fees are paid quarterly to the dealer of record for that quarter.

Financial institutions receiving payments from Putnam Mutual
Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Mutual Funds and a dealer, for purposes of determining the amounts payable to
dealers for shareholder accounts for which such dealers are
designated as the dealer of record,     "average net asset value"
        means the product of (i) the         average daily share
balance    in such account(s)     and (ii) the         average
daily net asset value    of the relevant class of shares over the
    quarter.

Financial institutions receiving payments from Putnam Mutual
Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam
Investor Services.  Shareholders may call Putnam Investor
Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m.
and 7:00 p.m. Boston time for more information, including account balances.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services.
Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam
Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Mutual Funds.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How to sell shares" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam
Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Mutual Funds, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities.
Institutions seeking further information about this service should contact Putnam Mutual Funds, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact
Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining
Investing Accounts.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest
(within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the Exchange Privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption.
Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Mutual Funds receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Mutual
Funds the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser.
Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor
Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam
Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days.
During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam
Investor Services by telephone to exercise the Telephone Exchange
Privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam
Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange
Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Mutual Funds or investment dealers having sales contracts with Putnam Mutual Funds. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.
Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the Exchange Privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The Exchange
Privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Mutual Funds or Putnam Investor Services may modify or cease offering these plans at any time.

Automatic cash withdrawal plan ("ACWP"). An investor who owns or buys shares of the fund valued at $10,000 or more at the current public offering price may open an ACWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value
(except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment.
Payment will be made to any person the investor designates;
however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor.
The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Mutual Funds or Putnam Investor
Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax Qualified Retirement Plans; 403(b) and SEP Plans. (Not offered by funds investing primarily in tax-exempt securities.)
Investors may purchase shares of the fund through the following
Tax Qualified Retirement Plans, available to qualified individuals or organizations:

     Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and

     Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam
Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Mutual Funds. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined
Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of
Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Mutual Funds. Shares of the fund may also be used in simplified employee pension (SEP) plans.
For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Mutual Funds.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security
Act of 1974, or otherwise, is recommended.

SIGNATURE GUARANTEES

Redemption requests for shares having a net asset value of $100,000 or more must be signed by the registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is acceptable under and conforms with Putnam Fiduciary Trust
Company's signature guarantee procedures. A copy of such procedures is available upon request. If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you must provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.
Contact Putnam Investor Services for details.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York
Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period
(the "base period").  Yield is based on the amount determined by
(i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks).
Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses.  The per share amount of any such fee reduction or assumption of
expenses during the fund's past ten fiscal years (or for the life
of the fund, if shorter) is    set forth in the footnotes to
the table in the section entitled "Financial highlights" in the prospectus.  Any such fee reduction or assumption of expenses
would increase the fund's yield and total return    for periods
including     the period of the fee reduction or assumption of
expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods.  Three agencies whose reports are commonly used for such comparisons are set forth below.  From time to time, the fund may distribute these comparisons to its shareholders or to potential
investors.   The agencies listed below measure performance based
on their own criteria rather than on the standardized performance measures described in the preceding section.

     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups:
     highest, above average, neutral, below average and lowest.
     They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/Wiesenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial
World, Forbes, Fortune, Investor's Business Daily, Kiplinger's
Personal Finance Magazine, Money, U.S. News and World Report and
The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance.
The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs.
Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

     The Consumer Price Index, prepared by the U.S. Bureau of
     Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

     The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

     The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance.

     CS First Boston High Yield Index is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

     The Lehman Brothers Aggregate Bond Index is an index composed of securities from The Lehman Brothers
     Government/Corporate Bond Index, The Lehman Brothers
     Mortgage-Backed Securities Index and The Lehman Brothers
     Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.
     The Lehman Brothers Asset-Backed Securities Index is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet
     (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

     The Lehman Brothers Corporate Bond Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

     The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S.
     dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     The Lehman Brothers Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

     The Lehman Brothers Long-Term Treasury Bond Index is an index of publicly issued U.S. Treasury obligations
     (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

     The Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage
     Association, Federal Home Loan Mortgage Corporation, and
     Federal National Mortgage Association.

     The Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

     The Lehman Brothers Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S.
     dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

     The Morgan Stanley Capital International World Index is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

        The Morgan Stanley Capital International Emerging
     Markets Index is an index of approximately 1,100 securities representing 20 emerging markets, with all values expressed in U.S. dollars.

     The Morgan Stanley Capital International EAFE Index is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

     The Morgan Stanley Capital International Europe Index is an index of approximately 627 equity securities issued by companies located in one of 13 European countries, with all values expressed in U.S. dollars.

     The Morgan Stanley Capital International Pacific Index is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong,
     Singapore/Malaysia.  All values are expressed in U.S.
     dollars.

     The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

     The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of 3,000 large U.S. companies ranked by market capitalization, representing approximately 98% of the U.S.
     equity market.

     The Salomon Brothers Long-Term High-Grade Corporate Bond
     Index is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

     The Salomon Brothers Long-Term Treasury Index is an index of U.S. government securities with maturities greater than 10 years.

     The Salomon Brothers World Government Bond Index is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium Canada,
     Denmark, France, Germany, Italy, Japan, Netherlands,
     Spain, Sweden, United Kingdom and the United States.
     Country eligibility is determined by market capitalization and investability criteria.

     The Salomon Brothers World Government Bond Index (non
     $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

     Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

     Standard & Poor's 40 Utilities Index is an index of 40 utility stocks.

     Standard & Poor's/Barra Value Index is an index constructed by ranking the securities in the Standard &
     Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500
     Composite Stock Price Index.

In addition, Putnam Mutual Funds may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

DEFINITIONS

"Putnam Management"         --  Putnam Investment Management,
                                Inc., the fund's investment
                                manager.

"Putnam Mutual Funds"       --  Putnam Mutual Funds Corp., the
                                fund's principal underwriter.

"Putnam Fiduciary Trust     --  Putnam Fiduciary Trust Company,
 Company"                       the fund's custodian.

"Putnam Investor Services"  --  Putnam Investor Services, a
                                division of Putnam Fiduciary
                                Trust Company, the fund's
                                investor servicing agent.

